EXHIBIT 32.1

         Certification Pursuant to Section 906 (18 U.S.C. Section 1350)
                        of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Warrantech Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned Officer hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1. This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 22, 2006             /s/ JOEL SAN ANTONIO
                                  ----------------------------------------------
                                  Joel San Antonio
                                  Chairman, Chief Executive Officer and Director


Date: August 22, 2006             /s/ RICHARD GAVINO
                                  ----------------------------------------------
                                  Richard Gavino
                                  Executive Vice President, Chief Financial
                                  Officer, Chief Accounting Officer, and
                                  Treasurer


                                       26